UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 5, 2025

Elanco Animal Health Incorporated

(Exact name of registrant as specified in its charter)

Indiana	001-38661	82-5497352
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 Elanco Circle Indianapolis, Indiana (Address of principal executive offices)	46221 (Zip Code)

Registrant’s telephone number, including area code: (877) 352-6261

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	ELAN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05	Costs Associated with Exit or Disposal Activities.

On December 5, 2025, the Board of Directors of Elanco Animal Health Incorporated (the “Company”) authorized a restructuring plan with respect to its workforce (the “Restructuring Plan”) to support margin expansion, optimize the Company’s footprint, and further invest in innovation. The Restructuring Plan will result in a global headcount reduction of approximately 300 employees, plus an approximate 300 employees whose positions will be replaced with positions in growth areas or in lower-cost geographies. Expected pretax charges associated with the Restructuring Plan total approximately $175 million, the majority of which will be incurred in 2025, including an estimated $130 million of cash-based costs, most of which is expected to be paid in the next 2 years, and an estimated $45 million of non-cash asset impairment charges primarily related to the Company’s closure of its Kansas City, Missouri implant facility and exit from a portion of its Monheim, Germany facility.

Item 7.01	Regulation FD Disclosure.

On December 9, 2025, the Company issued a press release in connection with its 2025 Investor Day announcing the Company’s innovation and financial outlook, including reaffirming its fourth quarter and full year 2025 guidance, and describing other matters including the Restructuring Plan. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Elanco Animal Health Incorporated, dated as of December 9, 2025.
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Elanco Animal Health Incorporated

Date: December 9, 2025	By:	/s/ Robert M. VanHimbergen
Name: Robert M. VanHimbergen
Title: Executive Vice President, Chief Financial Officer